SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                (AMENDMENT NO. 1)

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Under Rule 14a-12

                           First American Funds, Inc.
                           ---------------------------
                (Name of Registrant as Specified in its Charter)

        -----------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
         (2) Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4) Proposed maximum aggregate value of transaction:
         (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:
         (2) Form, Schedule or Registration Statement No.:
         (3) Filing Party:
         (4) Date Filed:

                           FIRST AMERICAN FUNDS, INC.

                           Government Obligations Fund
                             Prime Obligations Fund
                            Tax Free Obligations Fund
                            Treasury Obligations Fund

                NOTICE OF SPECIAL MEETING OF CLASS S SHAREHOLDERS
                           TO BE HELD ON JULY 21, 2003

         NOTICE IS HEREBY GIVEN that a special meeting of the holders of the Class S shares of Government Obligations Fund, Prime Obligations Fund, Tax Free Obligations Fund and Treasury Obligations Fund (individually, a "Fund" and collectively, the "Funds") will be held at 10:00 a.m., Central Time, on Monday, July 21, 2003, at 800 Nicollet Mall, Minneapolis, Minnesota, on the 3rd floor. The purposes of the meeting are:

         1. To approve a new Rule 12b-1 Distribution Plan for the Class S shares of each Fund.

         2. To transact any other business properly brought before the meeting.

         THE FUNDS' BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE PROPOSED RULE 12b-1 DISTRIBUTION PLAN.

         Shareholders of record as of the close of business on June 10, 2003 are entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof.

         You can vote easily and quickly by toll-free telephone call, by internet or by mail. Just follow the instructions that appear on your enclosed proxy card. Please help avoid a follow-up mailing by voting today.

June 24, 2003
                                    /s/ James D. Alt
                                    ----------------
                                    James D. Alt
                                    Secretary

                           FIRST AMERICAN FUNDS, INC.

                 Special Meeting of the Class S Shareholders of

                           Government Obligations Fund
                             Prime Obligations Fund
                            Tax Free Obligations Fund
                            Treasury Obligations Fund

                            To Be Held July 21, 2003

                              QUESTIONS AND ANSWERS

As a Class S shareholder of one of the funds listed above, you have the right to vote at the upcoming special shareholder meeting. Here are some questions and answers concerning the proposal that is being presented at that meeting. Please be sure to read the full text of the enclosed proxy statement.

Q. What am I being asked to approve?

A. You are being asked to approve a new Distribution Plan under which your Fund will pay a fee equal, on an annual basis, to .25% of the value of the Fund's average daily net assets attributable to its Class S shares.

Q. What is the purpose of this fee?

A. Your Fund will pay this fee to the Fund's distributor, Quasar Distributors, LLC, to defray the costs and expenses that Quasar incurs in distributing the Fund's Class S shares.

Q. Don't the Funds already pay Quasar for distributing their Class S shares?

A. No. Quasar currently acts as the distributor of each Fund's Class S shares without compensation. Your Fund's Board of Directors has determined, however, that adoption of the Distribution Plan should help to promote sales of the Fund's Class S shares by giving Quasar the means to compensate its investment executives and other broker-dealers, banks and financial institutions involved in the distribution of Class S shares.

Q. Will my Fund's total expenses increase if the proposal is approved?

A, No. U.S. Bancorp Asset Management, the Funds' investment advisor, has agreed to reduce its investment advisory fee from .35% to .10% of each Fund's average daily net assets if the proposal is approved. Therefore, total expenses for the Class S shares will remain unchanged.

Q. Why has U.S. Bancorp Asset Management agreed to reduce its fee?

A. This reduction in each Fund's advisory fee will enable the Funds to offer a new class of shares with a competitive expense ratio to institutional investors making a minimum investment of at least $10 million.

Q. How does the Board of Directors recommend that I vote?

A. After careful consideration, the members of your Fund's Board of Directors unanimously recommend that you vote FOR the new Distribution Plan.

Q. How do I vote my shares?

A. Please complete the enclosed proxy card(s) and return the card(s) in the enclosed self-addressed, postage-paid envelope, or take advantage of the telephone or internet voting procedures described on the proxy card(s).

                                 PROXY STATEMENT

                           FIRST AMERICAN FUNDS, INC.

                           Government Obligations Fund
                             Prime Obligations Fund
                            Tax Free Obligations Fund
                            Treasury Obligations Fund

             SPECIAL MEETING OF CLASS S SHAREHOLDERS-- JULY 21, 2003

         This proxy statement is being furnished in connection with the solicitation by the Board of Directors of First American Funds, Inc. ("FAF") of proxies to be used at a special meeting (including any adjournments thereof) of the Class S shareholders of Government Obligations Fund, Prime Obligations Fund, Tax Free Obligations Fund and Treasury Obligations Fund (sometimes referred to individually as a "Fund" and collectively as the "Funds"). Each Fund is a series of FAF, an open-end registered investment company.

         The investment adviser for the Funds is U.S. Bancorp Asset Management, Inc. ("USBAM" or the "Adviser"). USBAM also acts as a co-administrator for the Funds, along with U.S. Bancorp Fund Services, Inc. ("Fund Services"). Quasar Distributors, LLC ("Quasar"), an affiliate of USBAM and Fund Services, acts as the Distributor of each class of the Funds' shares. The address of the Funds and the Adviser is 800 Nicollet Mall, Minneapolis, Minnesota 55402. The address of Fund Services and Quasar is 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

         The costs of solicitation, including the cost of preparing and mailing the Notice of Special Meeting of Class S Shareholders and this Proxy Statement, will be paid by the Adviser. Mailing of the Notice and this Proxy Statement will take place on approximately June 24, 2003. Representatives of the Adviser may, without cost to the Funds, solicit proxies on behalf of management of the Funds by means of mail, telephone or personal calls. In addition, the Adviser may, at its own expense, retain Shareholder Communications to solicit proxies on behalf of management of the Funds.

         In order for the shareholder meeting to go forward for a Fund, there must be a quorum. This means that at least 10% of that Fund's shares must be represented at the meeting -- either in person or by proxy. For each Fund, all returned proxies count toward a quorum, regardless of how they are voted. An abstention will be counted as shares present at the meeting in determining whether the proposal has been approved, and will have the same effect as a vote against the proposal. If a proxy is returned with a broker non-vote on the proposal, the shareholder will not be counted as present and entitled to vote with respect to the proposal. (Broker non-votes are shares for which (a) the underlying owner has not voted and (b) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

         If a quorum is not obtained or if sufficient votes to approve the proposal are not received for any Fund, the persons named as proxies may propose one or more adjournments of the meeting for that Fund to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the meeting (or any adjourned meeting). Abstentions and broker non-votes will not be voted with respect to any proposed adjournments, but abstentions will be counted as "present" for this purpose.

         You may revoke your proxy at any time up until voting results are announced at the shareholder meeting. You can do this by writing to the Funds' Secretary, or by voting in person at the meeting and notifying the election judge that you are revoking your proxy. In addition, you can revoke a prior proxy simply by voting again -- using your original proxy card or by internet or toll-free telephone call. If you return an executed proxy card without instructions, your shares will be voted "for" the proposal.

         So far as the Board of Directors is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. Should any other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies to vote upon such matters according to their best judgment.

         Only Class S shareholders of record of each Fund on June 10, 2003 may vote at the meeting or any adjournment thereof. As of that date, the Funds had the following numbers of issued and outstanding Class S shares of common stock:

Fund                                  Number of Class S Shares Outstanding
----                                  ------------------------------------
Government Obligations Fund                               71,493,702
Prime Obligations Fund                                    52,115,544
Tax Free Obligations Fund                                156,649,920
Treasury Obligations Fund                              1,443,770,998

         Each shareholder of a Fund is entitled to one vote for each Class S share held. The proposal to be presented at the meeting will not entitle any shareholder to cumulative voting or appraisal rights. No person, to the knowledge of Fund management, was the beneficial owner of more than 5% of any class of shares of any of the Funds as of June 10, 2003, except as follows:

Government Obligations Fund

                                                    Class                       Percentage
                                                     of       Number of         Ownership
Name and Address of Beneficial Owner               Shares  Shares of Class       of Class
------------------------------------               ------  ---------------       --------
USBANCORP PIPER JAFFRAY FOR THE EXCLUSIVE BENEFIT     A     409,691,289.84         78.43%
OF ITS CUSTOMERS
GOV OBLIG FD A OMNIBUS ACCOUNT
ATTN TA SERVICES MPFP 1922
601 2ND AVE S
MINNEAPOLIS MN 55402-4303

BAND & CO                                             A      50,251,927.46          9.62%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANK NA                                            A      50,151,357.54          9.60%
ATTN CATHY NELSON
800 NICOLLET AVE BC-MN-H18U
MINNEAPOLIS MN 55402

BAND & CO                                             D     996,103,255.96         99.83%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                             S      66,189,940.34         92.58%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

                                                    Class                       Percentage
                                                     of       Number of         Ownership
Name and Address of Beneficial Owner               Shares  Shares of Class       of Class
------------------------------------               ------  ---------------       --------
BAND & CO                                             S       5,195,755.52          7.27%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                             Y     589,102,396.61         34.70%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                             Y     461,272,904.53         27.17%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANK NA                                            Y     451,324,254.62         26.59%
ATTN CATHY NELSON
800 NICOLLET AVE BC-MN-H18U
MINNEAPOLIS MN 55402

USBANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF       Y    192,203,445.141         11.32%
ITS CUSTOMERS
GOV OBLIG FD Y OMNIBUS ACCOUNT
ATTN TA SERVICES MPFP 1922
601 2ND AVE S
MINNEAPOLIS MN 55402-4303

Prime Obligations Fund

                                                    Class                       Percentage
                                                     of       Number of         Ownership
Name and Address of Beneficial Owner               Shares  Shares of Class       of Class
------------------------------------               ------  ----------------      --------
USBANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF       A    3,761,693,208.78        76.15%
ITS CUSTOMERS
PRIME OBLIG A OMNIBUS ACCOUNT
ATTN:  TA SERVICES MPFP 1922
601 2ND AVE S
MINNEAPOLIS MN 55402-4303

US BANK NA                                            A      529,247,922.11        10.71%
ATTN CATHY NELSON
800 NICOLLET AVE BC-MN-H18U
MINNEAPOLIS MN 55402

BAND & CO                                             A      347,850,792.40         7.04%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

USBANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF       B       2,159,144.346        24.62%
ITS CUSTOMERS
PRIME OBLIGATIONS B OMNIBUS ACCT
ATTN TA SERVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

BAND & CO                                             C        2,664,989.55        35.15%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

WELLS FARGO INVESTMENTS                               C        1,000,000.00        13.19%
A/C 4583-5368
608 SECOND AVENUE SOUTH 8TH FL
MINNEAPOLIS MN 55402-1916

                                                    Class                       Percentage
                                                     of       Number of         Ownership
Name and Address of Beneficial Owner               Shares  Shares of Class       of Class
------------------------------------               ------  ----------------      --------
USBANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF       C         692,762.775         9.14%
ITS CUSTOMERS
PRIME OBLIGATIONS C OMNIBUS ACCT
ATTN TA SERVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

BAND & CO                                             D      867,622,212.21        98.19%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                             I    1,218,515,054.64        62.74%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                             I      524,683,872.78        27.02%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

USBANCORP PIPER JAFFRAY FOR THE SOLE BENEFIT OF       I      128,986,476.88         6.64%
ITS CUSTOMERS
PRIME OBLIGATIONS I OMNIBUS ACCT
ATTN TA SERVICES BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

BAND & CO                                             S       48,350,291.52         92.78%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

                                                    Class                       Percentage
                                                     of       Number of         Ownership
Name and Address of Beneficial Owner               Shares  Shares of Class       of Class
------------------------------------               ------  ----------------      --------
BAND & CO                                             S        3,765,242.86         7.22%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                             Y    4,156,199,642.44        53.32%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANK NA                                            Y    1,569,108,158.98        20.13%
ATTN CATHY NELSON
800 NICOLLET AVE BC-MN-H18U
MINNEAPOLIS MN 55402

USBANCORP PIPER JAFFRAY FOR THE                       Y    1,224,915,796.03        15.72%
SOLE BENEFIT OF ITS CUSTOMERS
PRIME OBLIG INST Y OMNIBUS ACCOUNT ATTN TA
SERVICES MPFP 1922
601 2ND AVE S
MINNEAPOLIS MN 55402-4303

BAND & CO                                             Y      752,489,165.62         9.65%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

Tax Free Obligations Fund

                                                    Class                       Percentage
                                                     of       Number of         Ownership
Name and Address of Beneficial Owner               Shares  Shares of Class       of Class
------------------------------------               ------  ---------------       --------
USBANCORP PIPER JAFFRAY FOR THE EXCLUSIVE BENEFIT     A     274,278,160.92         68.24%
OF ITS CUSTOMERS
TAX FREE OBLIG A OMNIBUS ACCOUNT ATTN: TA
SERVICES MPFP 1922
601 2ND AVE S
MINNEAPOLIS MN 55402-4303

US BANK NA                                            A      70,553,736.10         17.55%
ATTN CATHY NELSON
800 NICOLLET AVE BC-MN-H18U
MINNEAPOLIS MN 55402

FBS INVESTMENT SERVICES INC                           A      24,500,469.55          6.10%
FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS
ATTN MONEY FUNDS UNIT R/R
800 NICOLLET MALL STE 800
MINNEAPOLIS MN 55402-7020

BAND & CO                                             D      27,160,281.09         99.99%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                             S     149,392,005.26         95.37%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                             Y     732,304,832.25         75.11%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

                                                    Class                       Percentage
                                                     of       Number of         Ownership
Name and Address of Beneficial Owner               Shares  Shares of Class      of Class
------------------------------------               ------  ---------------      --------
US BANK NA                                            Y      151,300,669.32        15.52%
ATTN CATHY NELSON
800 NICOLLET AVE BC-MN-H18U
MINNEAPOLIS MN 55402

BAND & CO                                             Y       62,619,413.87         6.42%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

Treasury Obligations Fund

                                                    Class                       Percentage
                                                     of       Number of         Ownership
Name and Address of Beneficial Owner               Shares  Shares of Class       of Class
------------------------------------               ------  ----------------      --------
BAND & CO                                             A      451,848,459.48        90.46%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

USBANCORP PIPER JAFFRAY FOR THE EXCLUSIVE BENEFIT     A      37,014,828.289         7.41%
OF ITS CUSTOMERS
TREASURY OBLIG A OMNIBUS ACCOUNT ATTN: TA
SERVICES MPFP 1922
601 2ND AVE S
MINNEAPOLIS MN 55402-4303

BAND & CO                                             D    5,949,690,913.14        99.67%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

                                                    Class                       Percentage
                                                     of       Number of         Ownership
Name and Address of Beneficial Owner               Shares  Shares of Class       of Class
------------------------------------               ------  ----------------      --------
BAND & CO                                             S      901,944,514.37        62.47%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                             S      473,744,469.62        32.81%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                             Y    2,487,534,661.54        59.71%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                             Y      803,786,357.45        19.29%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANK NA                                            Y      531,866,370.48        12.77%
ATTN CATHY NELSON
800 NICOLLET AVE BC-MN-H18U
MINNEAPOLIS MN 55402

         To the knowledge of the Funds, as of June 10, 2003, the officers and directors of the Funds as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund.

         Copies of the Funds' most recent annual report and subsequent semi-annual report are available to shareholders upon request. If you would like to receive a copy, please contact the Funds at 800 Nicollet Mall, Minneapolis, Minnesota 55402, or call 800-677-FUND and one will be sent, without charge, by first-class mail within three business days of your request.

                                  PROPOSAL ONE
                   APPROVAL OF A RULE 12b-1 DISTRIBUTION PLAN
                               FOR CLASS S SHARES

         At the meeting, shareholders will be asked to approve a proposed new Class S Distribution Plan (the "Distribution Plan") that will apply to the Class S shares of each Fund. This Plan was adopted by the Funds' Board of Directors, subject to shareholder approval, in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Rule 12b-1 regulates the circumstances under which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The purpose of the Distribution Plan is to compensate and defray costs and expenses of the principal underwriter of the Funds' shares (the "Distributor") for distribution services related to selling Class S shares of the Funds, including payments to the other broker-dealers for services rendered in connection with the sale and distribution of such shares. Under the Distribution Plan, each Fund would be authorized to pay the Distributor a fee, calculated and payable monthly, at the annual rate of .25% of the Fund's average daily net assets attributable to the Fund's Class S shares.

         Quasar Distributors, LLC ("Quasar") currently acts as the Distributor of the Funds' Class S shares without compensation pursuant to a distribution agreement dated October 1, 2001. If shareholders approve the Distribution Plan, a new Distribution Agreement between FAF and Quasar will take effect pursuant to which Quasar will be entitled to payments under the Distribution Plan.

         Quasar also is currently a party to a Shareholder Service Plan and Agreement with the Fund (the "Current Service Plan") under which Quasar is entitled to receive shareholder servicing fees from each Fund at an annual rate of .25% of the value of the average daily net assets attributable to the Fund's Class S shares. These fees are intended to compensate Quasar for providing account maintenance and other shareholder services to beneficial owners of the Funds' Class S shares. Under the Current Service Plan, which is not a Rule 12b-1 plan, Quasar may provide these shareholder services either directly, or indirectly by entering into agreements with other service providers. Historically, Quasar has provided most of these shareholder services indirectly through an arrangement with USBAM, which actually performed the services on behalf of Quasar. In order to reflect this reality, the Funds' Board of Directors has approved a new Shareholder Service Plan and Agreement directly between the Fund and

USBAM (the "New Service Plan"), which will go into effect upon shareholder approval of the Distribution Plan. The Current Service Plan will be terminated at that time. Fees payable to USBAM under the New Service Plan, which also is not a Rule 12b-1 plan, will be identical to fees payable to Quasar under the Current Service Plan.

         Adoption of the Distribution Plan will subject the Class S shares of each Fund to an additional fee equal to .25% of the value of the average daily net assets attributable to the Fund's Class S shares. However, total Class S share Fund expenses will not increase. The Adviser has agreed to contractually reduce the fee payable to it under its investment advisory agreement with the Funds from .35% to .10% of each Fund's average daily net assets upon shareholder approval of the Distribution Plan. The Funds' fees and expenses assuming shareholder approval of the Distribution Plan are set forth below under "Actual and Pro Forma Expense Tables and Examples."

         The reduction in the advisory fee from .35% to .10% was proposed by USBAM and approved by the Funds' Board of Directors due to competitive conditions among money market funds. More specifically, this reduction will enable the Funds to offer a new class of shares to institutional investors making a minimum investment of at least $10 million which has a total expense ratio comparable to that of other institutionally-oriented money market funds.

Terms of the Plan of Distribution

         This section summarizes the terms of the Distribution Plan. A copy of the Distribution Plan is attached to this proxy statement as Appendix A.

         The Distribution Plan provides that the Class S shares of each Fund are authorized to pay the Distributor a distribution fee for distribution related services provided with respect to the Class S shares. The distribution fee may be used by the Distributor to provide initial and ongoing sales compensation to its investment executives and to other broker-dealers for sales of Class S shares and to pay for other advertising and promotional expenses in connection with the distribution of Class S shares. These advertising and promotional expenses include, among others things, costs of printing and mailing prospectuses, statements of additional information and shareholder reports to prospective investors; costs of preparation and distribution of sales literature; costs of advertising of any type; an allocation of overhead and other expenses of the Distributor related to the distribution of Class S shares; and payments to, and expenses of, officers, employees or representatives of the Distributor, of other broker-dealers, banks or other financial institutions, and of any other persons who provide support services in connection with the distribution of Class S shares, including travel, entertainment, and telephone expenses. The Distribution Plan provides that the Funds' investment adviser and distributor may, at their option and in their sole discretion, make payments from their own resources to cover the costs of additional distribution activities.

         Under the Distribution Plan, the Class S shares of each Fund will pay an amount equal, on an annual basis, to .25% of the Fund's average daily net assets attributable to Class S shares. These payments will be made quarterly. The Distribution Plan cannot be amended to increase materially the amount to be paid under the plan by any Fund with respect to its Class S shares without the approval of the Class S shareholders of that Fund.

         The Distribution Plan will not become effective with respect to a Fund until it has been approved by the Class S shareholders of that Fund. The Distribution Plan will continue in effect for a period of more than one year only so long as that continuance is specifically approved at least annually by a vote of the Board of Directors of FAF, including the Directors of FAF who are not interested persons of FAF, and have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it (the "Independent Directors"), cast in person at a meeting called for such purpose. The Distribution Plan may be terminated at any time with respect to any Fund by vote of a majority of the outstanding Class S shares of the Fund or by vote of a majority of the Independent Directors. Any agreement related to the Distribution Plan may be terminated at any time with respect to any Fund, without payment of any penalty, by vote of a majority of the outstanding Class S shares of the Fund or by vote of a majority of the Independent Directors, on not more than 60 days written notice.

         Payments under the Distribution Plan are not tied exclusively to the expenses for distribution related activities actually incurred by the Distributor, so that those payments may exceed expenses actually incurred by the Distributor. The Funds' Board of Directors will evaluate the appropriateness of the Distribution Plan and its payment terms on a continuing basis and in doing so will consider all relevant factors, including expenses borne by the Distributor and amounts the Distributor receives under the Distribution Plan.

The Board's Deliberations

         The Board of Directors of FAF unanimously approved the Distribution Plan at a meeting held June 4, 2003. In connection with their deliberations, the directors were furnished with copies of the Distribution Plan and related materials, and were given the opportunity to discuss with Fund management the reasons for adopting the Distribution Plan. In determining whether to approve the Distribution Plan, the Board of Directors considered, among other things, the following:

         o The Board noted that, although the Distributor historically has acted as the principal underwriter of the Funds' Class S shares, it has received no compensation for providing this service. The Board recognized the need of the Distributor to compensate its investment executives and other broker-dealers, banks and financial institutions for distribution related activities, and determined that the Distribution Plan should provide a mechanism for inducing the Distributor to promote sales of the Funds' Class S shares.

         o The Board noted that while the Distributor has received shareholder servicing fees with respect to the Class S shares of the Funds, it historically has paid the majority of such fees to USBAM for providing shareholder services to beneficial owners of the Funds' Class S shares. In that regard, the Board noted that, upon shareholder approval of the Distribution Plan, FAF would terminate the Current Service Plan with the Distributor and enter into the New Service Plan with USBAM.

         o Finally, the Board considered that USBAM has agreed to contractually reduce its investment advisory fee for each Fund from .35% to .10% of the Fund's average daily net assets upon shareholder approval of the Distribution Plan with respect to that Fund. As a result, adoption of the Distribution Plan will not result in an increase in overall Class S share Fund expenses.

         Based on the foregoing considerations, the Board of Directors concluded that there is a reasonable likelihood that the Plan of Distribution will benefit the Funds and their Class S shareholders. The Board therefore approved the Plan of Distribution and recommended its approval by the Class S shareholders of each Fund.

Actual and Pro Forma Expense Tables and Examples

         Each Fund's operating expenses are paid out of its assets, and thus are indirectly borne by shareholders. As described above, the Board of Directors is recommending that shareholders approve a Distribution Plan under which each Fund's Class S shares would pay a distribution fee. If shareholders approve the Distribution Plan, USBAM will contractually reduce its investment advisory fee for each Fund so that there will be no increase in total Class S share expenses for any Fund. The categorization of the expenses paid by each Fund, however, will change, as indicated in the following tables. Such tables set forth the actual operating expenses currently borne by each Fund's Class S shares, and the pro forma operating expenses that each Fund's Class S shares will bear if the Distribution Plan is approved, in each case based on the Fund's most recently completed fiscal year.

         After the table for each Fund, an example is set forth which shows the costs you would bear indirectly as a result of investing in the Class S shares of that Fund. These examples are intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those set forth in the examples.

GOVERNMENT OBLIGATIONS FUND

Shareholder Fees                                          Actual       Pro Forma
                                                          ------       ---------
     Maximum Sales Charge (Load)....................        None          None
     Maximum Deferred Sales Charge (Load)...........        None          None
Annual Fund Operating Expenses (as a % of average
net assets)
     Management Fees................................       0.35%         0.10%
     Distribution and Service (12b-1) Fees..........        None         0.25%
     Other Expenses
           Shareholder Servicing Fee................       0.25%         0.25%
           Miscellaneous............................       0.21%         0.21%
     Total Annual Fund Operating Expenses..........        0.81%         0.81%
     Waiver of Fund Expenses.......................      (0.06)%       (0.06)%
     Net Expenses*.................................        0.75%         0.75%

-------------
*Certain service providers have contractually agreed to waive fees and reimburse other Fund expenses until September 30, 2003, so that Net Expenses do not exceed 0.75%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2003, at the discretion of the service providers.

Example (expenses borne by Class S shareholders if shares are held for indicated periods):

      1 year             3 years              5 years                10 years
------------------   -----------------   -----------------   -------------------
             Pro                  Pro                 Pro                   Pro
Actual      Forma    Actual      Forma   Actual      Forma   Actual        Forma
------      ------   ------      -----   ------      -----   ------        -----
  $77        $77      $253       $253     $444        $444    $996        $996

PRIME OBLIGATIONS FUND

Shareholder Fees                                          Actual      Pro Forma
                                                          ------      ---------
     Maximum Sales Charge (Load)....................        None        None
     Maximum Deferred Sales Charge (Load)...........        None        None
Annual Fund Operating Expenses (as a % of average
net assets)
     Management Fees................................       0.35%       0.10%
     Distribution and Service (12b-1) Fees..........        None       0.25%
     Other Expenses
           Shareholder Servicing Fee................       0.25%       0.25%
           Miscellaneous............................       0.21%       0.21%
     Total Annual Fund Operating Expenses..........        0.81%       0.81%
     Waiver of Fund Expenses.......................      (0.03)%     (0.03)%
     Net Expenses*.................................        0.78%       0.78%

------------
*Certain service providers have contractually agreed to waive fees and reimburse other Fund expenses until September 30, 2003, so that Net Expenses do not exceed 0.78%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2003, at the discretion of the service providers.

Example (expenses borne by Class S shareholders if shares are held for indicated periods):

      1 year             3 years              5 years                10 years
------------------   -----------------   -----------------   -------------------
             Pro                  Pro                 Pro                   Pro
Actual      Forma    Actual      Forma   Actual      Forma   Actual        Forma
------      ------   ------      -----   ------      -----   ------        -----
 $80         $80      $256       $256     $447        $447    $999        $999

TAX FREE OBLIGATIONS FUND

Shareholder Fees                                          Actual       Pro Forma
                                                          ------       ---------
     Maximum Sales Charge (Load)....................        None          None
     Maximum Deferred Sales Charge (Load)...........        None          None
Annual Fund Operating Expenses (as a % of average
net assets)
     Management Fees................................        0.35%         0.10%
     Distribution and Service (12b-1) Fees..........        None          0.25%
     Other Expenses
           Shareholder Servicing Fee................        0.25%         0.25%
           Miscellaneous............................        0.21%         0.21%
     Total Annual Fund Operating Expenses..........         0.81%         0.81%
     Waiver of Fund Expenses.......................       (0.06)%       (0.06)%
     Net Expenses*.................................         0.75%         0.75%

------------
*Certain service providers have contractually agreed to waive fees and reimburse other Fund expenses until September 30, 2003, so that Net Expenses do not exceed 0.75%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2003, at the discretion of the service providers.

Example (expenses borne by Class S shareholders if shares are held for indicated periods):

      1 year             3 years              5 years                10 years
------------------   -----------------   -----------------   -------------------
             Pro                  Pro                 Pro                   Pro
Actual      Forma    Actual      Forma   Actual      Forma   Actual        Forma
------      ------   ------      -----   ------      -----   ------        -----
$77          $77      $253       $253     $444        $444    $996        $996

TREASURY OBLIGATIONS FUND

Shareholder Fees                                          Actual      Pro Forma
                                                          ------      ---------
     Maximum Sales Charge (Load)....................        None        None
     Maximum Deferred Sales Charge (Load)...........        None        None
Annual Fund Operating Expenses (as a % of average
net assets)
     Management Fees................................        0.35%       0.10%
     Distribution and Service (12b-1) Fees..........        None        0.25%
     Other Expenses
           Shareholder Servicing Fee................        0.25%       0.25%
           Miscellaneous............................        0.21%       0.21%
     Total Annual Fund Operating Expenses..........         0.81%       0.81%
     Waiver of Fund Expenses.......................       (0.06)%     (0.06)%
     Net Expenses*.................................         0.75%       0.75%

------------
*Certain service providers have contractually agreed to waive fees and reimburse other Fund expenses until September 30, 2003, so that Net Expenses do not exceed 0.75%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2003, at the discretion of the service providers.

Example (expenses borne by Class S shareholders if shares are held for indicated periods):

      1 year             3 years              5 years                10 years
------------------   -----------------   -----------------   -------------------
             Pro                  Pro                 Pro                   Pro
Actual      Forma    Actual      Forma   Actual      Forma   Actual        Forma
------      ------   ------      -----   ------      -----   ------        -----
$77          $77      $253       $253     $444        $444    $996        $996

         The Board of Directors recommends that the shareholders of each Fund vote to approve the Distribution Plan. Approval of the Distribution Plan for a Fund requires the favorable vote of a majority of the outstanding Class S shares of that Fund, as defined in the 1940 Act, which means the lesser of the vote of
(a) 67% of the Class S shares of the Fund present at a meeting where more than 50% of the outstanding Class S shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding Class S shares of the Fund. The approval of the Distribution Plan for any Fund is not dependent on the approval of the Distribution Plan by any other Fund. Unless otherwise instructed, the proxies will vote for the approval of the Distribution Plan.

                              OFFICERS OF THE FUNDS

         Information about each officer's position and term of office with the Funds and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. No officer receives any compensation from the Funds.

                             Position(s) Held
Name, Address,               with FAF and Time       Principal Occupation(s)
and Age                      Served**                  During Past 5 Years
--------------               -----------------       -----------------------
Thomas S. Schreier, Jr.,     President of FAF    Chief Executive Officer of
U.S. Bancorp Asset           since February      U.S. Bancorp Asset Management,
Management, Inc.             2001                Inc. since May 2001; Chief
800 Nicollet Mall                                Executive Officer of First
Minneapolis, Minnesota                           American Asset Management from
55402 (40)*                                      December 2000 through May 2001
                                                 and of Firstar Investment &
                                                 Research Management Company
                                                 from February 2001 through May
                                                 2001; Senior Managing Director
                                                 and Head of Equity Research of
                                                 U.S. Bancorp Piper Jaffray
                                                 from October 1998 through
                                                 December 2000; Senior Airline
                                                 Analyst and Director of Equity
                                                 Research of Credit Suisse
                                                 First Boston through 1998

                             Position(s) Held
Name, Address,               with FAF and Time       Principal Occupation(s)
and Age                      Served**                  During Past 5 Years
--------------               -----------------       -----------------------
Mark S. Jordahl              Vice President  -   Chief Investment Officer of
U.S. Bancorp Asset           Investments of      U.S. Bancorp Asset Management,
Management, Inc.             FAF since           Inc. since September 2001;
800 Nicollet Mall            September 2001      President and Chief Investment
Minneapolis, Minnesota                           Officer, ING Investment
55402 (42)*                                      Management - Americas
                                                 (September 2000 to June 2001);
                                                 Senior Vice President and
                                                 Chief Investment Officer,
                                                 ReliaStar Financial Corp.
                                                 (January 1998 to September
                                                 2000); Executive Vice
                                                 President and Managing
                                                 Director, Washington Square
                                                 Advisers (January 1996 to
                                                 December 1997)

Jeffery M. Wilson            Vice President -    Senior Vice President of U.S.
U.S. Bancorp Asset           Administration of   Bancorp Asset Management since
Management, Inc.             FAF since March     May 2001; Senior Vice
800 Nicollet Mall            2000                President of First American
Minneapolis, Minnesota                           Asset Management through May
55402 (46)*                                      2001

                             Position(s) Held
Name, Address,               with FAF and Time       Principal Occupation(s)
and Age                      Served**                  During Past 5 Years
--------------               -----------------       -----------------------
Robert H. Nelson             Treasurer of FAF    Senior Vice President of U.S.
U.S. Bancorp Asset           since March 2000    Bancorp Asset Management since
Management, Inc.                                 May 2001; Senior Vice
800 Nicollet Mall                                President of First American
Minneapolis, Minnesota                           Asset Management from 1998
55402 (39)*                                      through May 2001 and of
                                                 Firstar Investment & Research
                                                 Management Company from
                                                 February 2001 through May
                                                 2001; Senior Vice President of
                                                 Piper Capital Management Inc.
                                                 through 1998

James D. Alt                 Secretary of FAF    Partner, Dorsey & Whitney LLP,
50 South Sixth Street        since June 2002;    a Minneapolis-based law firm
Suite 1500                   Assistant
Minneapolis, Minnesota       Secretary of FAF
55402 (51)                   from September
                             1998 to June 2002

Michael J. Radmer            Assistant           Partner, Dorsey & Whitney LLP,
50 South Sixth Street        Secretary of FAF    a Minneapolis-based law firm
Suite 1500                   since March 2000;
Minneapolis, Minnesota       Secretary of FAF
55402 (58)                   from September
                             1999 through
                             March 2000

                             Position(s) Held
Name, Address,               with FAF and Time       Principal Occupation(s)
and Age                      Served**                  During Past 5 Years
--------------               -----------------       -----------------------
Kathleen L. Prudhomme        Assistant           Partner, Dorsey & Whitney LLP,
50 South Sixth Street        Secretary of FAF    a Minneapolis-based law firm
Suite 1500                   since September
Minneapolis, Minnesota       1998
55402 (50)

Douglas G. Hess              Assistant           Assistant Vice President, Fund
612 E. Michigan Street       Secretary of FAF    Compliance Administrator, U.S.
Milwaukee, Wisconsin 53202   since September     Bancorp Fund Services, LLC
(35)*                        2001                (fka Firstar Mutual Fund
                                                 Services, LLC) since March 1997

James R. Arnold              Assistant           Vice President, U.S. Bancorp
615 E. Michigan Street       Secretary of FAF    Fund Services, LLC (fka
Milwaukee, Wisconsin 53202   since June 2003     Firstar Mutual Fund Services,
(46)*                                            LLC) since March 2002; Senior
                                                 Administration Services
                                                 Manager, UMB Fund Services,
                                                 Inc. (fka Sunstone Financial
                                                 Group, Inc.) from January 1997
                                                 through March 2002

                             Position(s) Held
Name, Address,               with FAF and Time       Principal Occupation(s)
and Age                      Served**                  During Past 5 Years
--------------               -----------------       -----------------------
Richard J. Ertel             Assistant           Disclosure Counsel, U.S.
U.S. Bancorp Asset           Secretary of FAF    Bancorp Asset Management, Inc.
Management, Inc              since June 2003     since May 2003; Associate
800 Nicollet Mall                                Counsel, Hartford Life and
Minneapolis, Minnesota                           Accident Insurance Company
55402 (35)*                                      from April 2001 through May
                                                 2003; from January 1997
                                                 through March 2001, Attorney
                                                 and Law Clerk, Fortis
                                                 Financial Group

* Messrs. Schreier, Jordahl, Wilson and Nelson are each officers of the Adviser and Mr. Ertel is Disclosure Counsel for the Adviser. Mr. Hess and Mr. Arnold are officers of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as Co-Administrator for the Funds.

** Each officer is re-elected by the Board annually.

                              SHAREHOLDER PROPOSALS

         The Funds are not required to hold annual shareholder meetings. Since the Funds do not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any subsequent meeting of shareholders, a shareholder proposal must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

         Shareholders also may submit proposals to be voted on at the shareholder meeting without having the proposals included in the Funds' proxy statement. The Funds' proxies will be able to exercise their discretionary authority to vote all proxies with respect to any such proposal unless written notice of the proposal is presented to the Funds a reasonable time before the Funds' proxy materials are mailed.

Dated: June 24, 2003

                                    /s/ James D. Alt
                                    ----------------
                                    James D. Alt
                                    Secretary

                                   Appendix A

                            CLASS S DISTRIBUTION PLAN
                           FIRST AMERICAN FUNDS, INC.
            [as adopted June 4, 2003, effective ______________, 2003]

         WHEREAS, FIRST AMERICAN FUNDS, INC. (the "Fund") is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

         WHEREAS, the Directors of the Fund have determined that there is a reasonable likelihood that the following Distribution Plan will benefit the Fund and the owners of Class S shares of Common Stock ("Shareholders") in the Fund;

         NOW, THEREFORE, the Directors of the Fund hereby adopt this Distribution Plan pursuant to Rule 12b-1 under the 1940 Act.

         Section 1. The Fund has adopted this Class S Distribution Plan ("Plan") to enable the Fund to directly or indirectly bear expenses relating to the distribution of Class S shares of Common Stock ("Shares") of the portfolios of the Fund, as now in existence or hereafter created from time to time (each a "Portfolio").

         Section 2. The Shares of each Portfolio are authorized to pay the principal underwriter of the Fund's shares (the "Distributor") a fee (the "Distribution Fee") in connection with distribution-related services provided in respect of such Shares, calculated and payable monthly, at the annual rate of ..25% of the value of the average daily net assets of such Shares.

         Section 3.

         (a) The Distribution Fee may be used by the Distributor to provide initial and ongoing sales compensation to its investment executives and to other broker-dealers in respect of sales of Shares of the applicable Portfolios of the Fund and to pay for other advertising and promotional expenses in connection with the distribution of such Shares. These advertising and promotional expenses include, by way of example but not by way of limitation, costs of printing and mailing prospectuses, statements of additional information and shareholder reports to prospective investors;
                  preparation and
                  distribution of sales literature; advertising of any type; an allocation of overhead and other expenses of the Distributor related to the distribution of such Shares; and payments to, and expenses of, officers, employees or representatives of the Distributor, of other broker-dealers, banks or other financial institutions, and of any other persons who provide support services in connection with the distribution of such Shares, including travel, entertainment, and telephone expenses.

         (b) Payments under the Plan are not tied exclusively to the expenses for distribution related activities actually incurred by the Distributor, so that such payments may exceed expenses actually incurred by the Distributor. The Fund's Board of Directors will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in doing so will consider all relevant factors, including expenses borne by the Distributor and amounts it receives under the Plan.

         (c) The Fund's investment adviser and the Distributor may, at their option and in their sole discretion, make payments from their own resources to cover costs of additional distribution activities.

         Section 4. This Plan shall not take effect with respect to a Portfolio until it has been approved (a) by a vote of at least a majority of the outstanding voting securities of the Class S Shares of such Portfolio; and (b) together with any related agreements, by votes of a majority of both (i) the Directors of the Fund and (ii) the Qualified Directors, cast in person at a Board of Directors meeting called for the purpose of voting on this Plan or such agreement.

         Section 5. This Plan shall continue in effect for a period of more than one year after it takes effect only for so long as such continuance is specifically approved at least annually in the manner provided in Part (b) of
Section 4 herein for the approval of this Plan.

         Section 6. Any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Plan or any related agreement shall provide to the Directors of the Fund, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

         Section 7. This Plan may be terminated at any time with respect to any Portfolio by the vote of a majority of the Qualified Directors or by vote of a majority of the Portfolio's outstanding Class S voting securities.

         Section 8. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide (a) that such agreement may be terminated at any time with respect to any Portfolio, without payment of any penalty, by vote of a majority of the Qualified Directors or by the vote of shareholders holding a majority of the Portfolio's outstanding Class S voting securities, on not more than 60 days written notice to any other party to the agreement; and (b) that such agreement shall terminate automatically in the event of its assignment.

         Section 9. This Plan may not be amended to increase materially the amount of distribution expenses permitted pursuant to Section 2 hereof without the approval of shareholders holding a majority of the outstanding Class S voting securities of the applicable Portfolio, and all material amendments to this Plan shall be approved in the manner provided in Part (b) of Section 4 herein for the approval of this Plan.

         Section 10. As used in this Plan, (a) the term "Qualified Directors" shall mean those Directors of the Fund who are not interested persons of the Fund, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms "assignment" and "interested person" shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

         Section 11. While this Plan is in effect, the selection and nomination of those Directors who are not interested persons of the Fund within the meaning of Section 2(a)(19) of the 1940 Act shall be committed to the discretion of the Directors then in office who are not interested persons of the Fund.

         Section 12. This Plan shall not obligate the Fund or any other party to enter into an agreement with any particular person.

NOTICE OF SPECIAL
MEETING OF SHAREHOLDERS

TIME:
Monday, July 21, 2003 at 10:00 a.m.

PLACE:
800 Nicollet Mall
3rd Floor
Minneapolis, Minnesota

IMPORTANT:
Please date and sign your
proxy card and return it promptly
using the enclosed reply envelope.

                                                               THREE EASY WAYS TO VOTE YOUR PROXY.
                                   ---------------------------     ---------------------------     ----------------------------
                                      To vote by Telephone            To vote by Internet                To vote by Mail

                                   1) Read the Proxy               1) Read the Proxy               1) Read the Proxy
                                      Statement and have              Statement and have              Statement.
                                      this Proxy card at              this Proxy card at           2) Check one of the
[FIRST AMERICAN FUNDS LOGO]           hand.                           hand.                           appropriate boxes on
       P.O. Box 9132               2) Call 1-800-690-6903.         2) Go to: www.proxyweb.com         the reverse side.
     Hingham, MA 02043             3) Enter the 14-digit           3) Enter the 14-digit           3) Sign and date the Proxy
                                      control number at left          control number at left          card below.
                                      and follow the simple           and follow the simple        4) Return the Proxy card
                                      instructions.                   instructions.                   in the envelope
                                                                                                      provided.
                                   ---------------------------     ---------------------------     ----------------------------
                                                  IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

[NAME OF FUND]                                                        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                                                                                          FIRST AMERICAN FUNDS, INC.

The undersigned appoints Thomas S. Schreier, Steven G. Lentz, Robert H. Nelson and Jeffery M. Wilson, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all of the Class S shares of the above referenced fund (the "Fund"), held by the undersigned at the Special Meeting of Class S shareholders of the Fund
(the "Meeting") to be held on July 21, 2003, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the Meeting are revoked.


                                           Dated: _________________,  2003

                                           -----------------------------------------------------------------------------------------





                                           -----------------------------------------------------------------------------------------
                                           Signature(s) (owner, joint owners, trustee, custodian, etc.)            (Sign in the Box)

                                           IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                         FOR      AGAINST        ABSTAIN
1.     APPROVE A RULE 12b-1 DISTRIBUTION PLAN FOR THE CLASS S SHARES OF THE FUND.        | |        | |             | |

       In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.


    THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTER. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL
      BE VOTED "FOR" THAT MATTER. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND.
                  RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

                          SIGN, DATE, AND RETURN PROMPTLY IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED.
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